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                                                                    EXHIBIT 24.2

                             OFFICER'S CERTIFICATE
                             ---------------------

     I, Eric Ek, being the duly qualified and appointed Vice President, Chief Financial Officer and Secretary of CFP Holdings, Inc. (the "Corporation"), do hereby certify that set forth below is a true and correct copy of resolutions adopted by the Board of Directors of the Corporation by unanimous written consent on March 20, 1997, which resolutions have not been rescinded and remain in full force and effect.



              RESOLVED, that the proper officers of this Corporation be, and each of them hereby is, authorized and directed to prepare a Registration Statement on Form S-4 and the prospectus included therein, (the "Registration Statement"), covering the registration under the Securities Act of the Exchange Notes, and that the proper officers of this Corporation be, and each of them hereby is, authorized and directed, in the name and on behalf of this Corporation, to execute, by power of attorney or otherwise, the Registration Statement, with such additions, deletions and modifications thereto as the officers executing the same on behalf of this Corporation shall in their discretion determine to be necessary or advisable (such determination to be evidenced conclusively by their execution thereof), to file the Registration Statement (together with the exhibits thereto) with the Securities and Exchange Commission and to execute such other documents and to take such other actions with respect thereto as they shall deem necessary or advisable in connection with the Exchange Offer; and

              RESOLVED, that the proper officers of this Corporation be, and each of them hereby is, authorized and directed in the name and on behalf of this Corporation, from time to time to execute, by power of attorney or otherwise, and to file with the Securities and Exchange Commission, such amendments to the Registration Statement (together with the exhibits thereto) as the proper officer or officers of this Corporation shall in his or their discretion determine to be necessary or advisable (such determination to be evidenced conclusively by his or their execution thereof), and to execute such other documents and take such other actions with respect thereto as the proper officer or officers of this Corporation shall determine to be necessary or advisable.

                                                /s/ Eric Ek
                                                ---------------------------
                                                Eric Ek
                                                Vice President, Chief
                                                Financial Officer and
                                                 Secretary